Exhibit 99.1

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$5,495	$5,347	$3,513	$(3,437)	$10,918	$7,354	$11,404	$6,864	$(5,054)	$20,568
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—	—	—	—	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—	—	—	4,300	4,300
Impairment charges	—	—	208	—	208	—	—	—	—	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458	3,566	341	697	6,062
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552	2,599	2,694	4,697	12,542
Acquisition depreciation	—	—	—	—	—	—	—	—	233	233
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)	(5,520)	1,978	13,799	7,989
ADJUSTED OPERATING INCOME	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,877	$18,672	$51,694

GAAP OPERATING MARGIN	3.6%	3.7%	2.6%	(2.2)%	1.8%	5.1%	7.5%	4.3%	(2.5)%	3.1%
LESS:
Restructuring related inventory charges	1.3%	0.1%	—%	0.5%	0.5%	—%	—%	—%	—%	—%
Amortization of inventory step-up	—%	—%	—%	0.9%	0.2%	—%	—%	—%	2.1%	0.6%
Impairment charges	—%	—%	0.2%	—%	—%	—%	—%	—%	—%	—%
Restructuring charges, net	0.8%	2.2%	1.7%	1.5%	1.5%	1%	2.4%	0.2%	0.3%	0.9%
Acquisition amortization	1.2%	1.3%	1.4%	2.7%	1.7%	1.8%	1.7%	1.7%	2.3%	1.9%
Acquisition depreciation	—%	—%	—%	—%	—%	—%	—%	—%	0.1%	—%
Special charges (recoveries), net	0.5%	0.9%	0.3%	3.6%	1.4%	(1.6)%	(3.7)%	1.2%	6.7%	1.2%
ADJUSTED OPERATING MARGIN	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%	8.0%	7.4%	9.1%	7.8%

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Recast
Energy	$67,221	$54,506	$51,508	$81,511	$254,746	$100,012	$73,140	$84,857	$118,073	$376,082
Aerospace & Defense	41,144	51,518	36,402	35,663	164,727	56,416	39,902	45,939	52,043	194,300
Industrial	28,418	29,293	23,408	25,143	106,262	27,654	29,889	27,296	46,407	131,246
Total	$136,783	$135,317	$111,318	$142,317	$525,735	$184,082	$142,931	$158,092	$216,523	$701,628

ORDERS - Fluid Handling
Energy	$17,138	$14,632	$18,918	$15,481	$66,169	$23,679	$16,882	$21,401	$11,803	$73,765
Aerospace & Defense	12,721	10,195	11,154	8,210	42,280	8,255	24,375	9,716	6,816	49,162
Industrial	80,564	88,545	79,658	90,656	339,423	77,944	76,866	87,378	60,193	302,381
Total	$110,423	$113,372	$109,730	$114,347	$447,872	$109,878	$118,123	$118,495	$78,812	$425,308

ORDERS - Combined
Energy	$84,359	$69,138	$70,427	$96,993	$320,917	$123,690	$90,022	$106,258	$129,876	$449,846
Aerospace & Defense	53,864	61,712	47,556	43,873	207,005	64,671	64,277	55,655	58,859	243,462
Industrial	108,982	117,838	103,066	115,799	445,685	105,598	106,755	114,674	106,601	433,628
Total	$247,205	$248,688	$221,049	$256,665	$973,607	$293,959	$261,054	$276,587	$295,336	$1,126,936

NET REVENUES - Recast
Energy	$79,509	$76,418	$65,073	$84,939	$305,939	$76,210	$78,276	$88,570	$96,561	$339,617
Aerospace & Defense	42,078	40,033	38,863	45,153	166,127	41,601	43,304	41,117	56,961	182,983
Industrial	29,211	29,941	30,897	28,144	118,193	27,397	29,651	30,006	52,056	139,110
Total	$150,798	$146,392	$134,833	$158,236	$590,259	$145,208	$151,231	$159,693	$205,578	$661,710

NET REVENUES - Fluid Handling
Energy	$15,316	$16,208	$18,546	$19,179	$69,249	$15,546	$17,705	$17,789	$13,663	$64,703
Aerospace & Defense	13,951	14,587	13,587	13,149	55,274	10,728	17,044	11,208	6,918	45,898
Industrial	82,082	85,759	80,564	89,090	337,495	85,264	83,310	85,604	72,489	326,667
Total	$111,349	$116,554	$112,697	$121,418	$462,018	$111,538	$118,059	$114,601	$93,070	$437,268

NET REVENUES - Combined
Energy	$94,825	$92,626	$83,619	$104,118	$375,188	$91,756	$95,981	$106,359	$110,224	$404,320
Aerospace & Defense	56,029	54,620	52,450	58,302	221,401	52,329	60,348	52,325	63,879	228,881
Industrial	111,293	115,700	111,461	117,234	455,688	112,661	112,961	115,610	124,545	465,777
Total	$262,147	$262,946	$247,530	$279,654	$1,052,277	$256,746	$269,290	$274,294	$298,648	$1,098,978

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information
- Segment Operating Margin - Combined represent Segment Operating Income - Combined divided by Segment Net Revenues Combined

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
SEGMENT OPERATING INCOME - Recast
Energy	$8,756	$8,794	$6,392	$8,716	$32,658	$6,407	$8,170	$6,936	$8,618	$30,131
Aerospace & Defense	3,703	3,242	3,499	4,925	15,369	3,784	4,374	4,333	10,884	23,375
Industrial	5,289	5,321	4,871	4,574	20,055	4,384	4,901	5,675	4,972	19,932
Corporate expenses	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,877	$18,672	$51,694

SEGMENT OPERATING INCOME - Fluid Handling
Energy	$(2,368)	$(307)	$1,889	$2,335	$1,549	$(83)	$1,080	$1,761	$812	$3,570
Aerospace & Defense	2,789	2,807	2,523	2,245	10,364	1,488	3,661	2,201	(367)	6,983
Industrial	3,760	5,227	7,851	7,192	24,030	8,833	7,709	4,365	(1,414)	19,493
Corporate expenses	—	—	—	—	—	—	—	—	—	—
Total	$4,181	$7,727	$12,263	$11,772	$35,943	$10,238	$12,450	$8,327	$(969)	$30,046

SEGMENT OPERATING INCOME - Combined
Energy	$6,388	$8,487	$8,281	$11,051	$34,207	$6,324	$9,250	$8,697	$9,430	$33,701
Aerospace & Defense	6,492	6,049	6,022	7,170	25,733	5,272	8,035	6,534	10,517	30,358
Industrial	9,049	10,548	12,722	11,766	44,085	13,217	12,610	10,040	3,558	39,425
Corporate expenses	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$15,441	$19,653	$20,503	$22,756	$78,353	$19,334	$24,499	$20,204	$17,703	$81,740

SEGMENT OPERATING MARGIN - Combined
Energy	6.7%	9.2%	9.9%	10.6%	9.1%	6.9%	9.6%	8.2%	8.6%	8.3%
Aerospace & Defense	11.6%	11.1%	11.5%	12.3%	11.6%	10.1%	13.3%	12.5%	16.5%	13.3%
Industrial	8.1%	9.1%	11.4%	10%	9.7%	11.7%	11.2%	8.7%	2.9%	8.5%
Corporate expenses	(2.5)%	(2.1)%	(2.6)%	(2.6)%	(2.4)%	(2.1)%	(2)%	(1.8)%	(1.9)%	(2)%
Total	5.9%	7.5%	8.3%	8.1%	7.4%	7.5%	9.1%	7.4%	5.9%	7.4%

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information
- Segment Operating Margin - Combined represent Segment Operating Income - Combined divided by Segment Net Revenues Combined

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF FLUID HANDLING SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FLUID HANDLING GAAP OPERATING INCOME (LOSS)	$(2,997)	$(1,331)	$(9,806)	$3,063	$(11,071)	$4,359	$19,738	$2,241	$3,129	$29,467
LESS:
Asbestos costs	2,955	2,467	13,035	2,408	20,865	2,690	2,517	2,379	1,274	8,860
Impairment charges	—	1,354	—	—	1,354	—	—	—		—
Exited businesses	217	269	249	455	1,190	65	(26)	(47)	—	(8)
Acquisition amortization	733	707	692	682	2,814	796	810	818	—	2,424
Restructuring and other special charges (recoveries)	3,273	4,261	8,093	5,165	20,791	2,328	(10,589)	636	(5,372)	(12,997)
Stay bonus	—	—	—	—	—	—	—	2,300	—	2,300
FLUID HANDLING ADJUSTED OPERATING INCOME	$4,181	$7,727	$12,262	$11,772	$35,943	$10,238	$12,450	$8,327	$(969)	$30,046

Notes
- Amounts relate to Fluid Handling results prior to December 10, 2017, the date of CIRCOR's acquisition.